UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): June 17, 2022
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Welbilt, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	1-37548	47-4625716
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

            2227 Welbilt Boulevard, New Port Richey, Florida 34655
(Address of principal executive offices) (ZIP code)

(727) 375-7010
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	WBT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.          Submission of Matters to a Vote of Security Holders.

Welbilt, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders on June 17, 2022 (the “Annual Meeting”). The final results of each of the proposals submitted to a vote of stockholders at the Annual Meeting are set forth below. Each such proposal is further described in the Company’s definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2022.

Proposal 1. The Company’s stockholders elected the seven directors listed below to serve for one-year terms expiring at the Company’s 2023 annual meeting of stockholders or until their respective successors are duly elected and qualified by the votes indicated:

Nominees	For	Against	Abstentions	Broker Non-Votes
Cynthia M. Egnotovich	90,987,753	1,630,823	37,279	8,397,282
Dino J. Bianco	83,796,061	8,820,798	38,996	8,397,282
Joan K. Chow	82,558,230	10,056,060	41,565	8,397,282
Janice L. Fields	91,457,001	1,157,125	41,729	8,397,282
Brian R. Gamache	92,249,090	365,034	41,731	8,397,282
Andrew Langham	91,354,068	1,260,056	41,731	8,397,282
William C. Johnson	92,407,741	205,928	42,186	8,397,282

Proposal 2. The Company’s stockholders voted not to approve, on an advisory basis, the compensation of the Company’s named executive officers by the votes indicated:

For	Against	Abstentions	Broker Non-Votes
35,613,963	54,675,560	2,366,332	8,397,282

Proposal 3. The Company’s stockholders ratified the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 by the votes indicated:

For	Against	Abstentions
100,535,140	147,124	370,873

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELBILT, INC.

Date: June 17, 2022	By:	/s/ Joel H. Horn
Joel H. Horn
Executive Vice President, General Counsel and Corporate Secretary

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